UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 13, 2009

National Beverage Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14170	59-2605822
(Commission File Number)	(IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000 Fort Lauderdale, Florida	33324
(Address of Principal Executive Offices)	(Zip Code)

(954) 581-0922
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2009, the Board of Directors (the "Board") of National Beverage Corp. (the "Company") elected Mr. Stanley Sheridan to serve as an independent director of the Company.  There are no arrangements or understandings between Mr. Sheridan and the Company or any employee or affiliate of the Company, pursuant to which Mr. Sheridan was selected as a director. In addition, neither Mr. Sheridan nor any member of his immediate family has or will have any direct or indirect material interest in any transaction with the Company.

Item 9.01  Financial Statements and Exhibits

(c) Exhibit 99.1	Press release dated October 15, 2009 announcing the election of Mr. Sheridan to the Board of Directors of National Beverage Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp.
(Registrant)

Date:	October 15, 2009	/s/ George R. Bracken
George R. Bracken
Senior Vice President - Finance

EXHIBIT INDEX

99.1	Press release dated October 15, 2009 announcing the election of Mr. Sheridan to the Board of Directors of National Beverage Corp.